                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                  -------------

                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT


                         TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date the earliest event reported)  MAY 9, 1996
                                                 ------------------------------


                               RXI HOLDINGS, INC.
- --------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



                                    DELAWARE
- -------------------------------------------------------------------------------
                 (State or other jurisdiction of Incorporation)



        33-94420                   95-4426626
- ---------------------------      --------------------------------------
  (Commission File Number)                (I.R.S. Employer Identification No.)



   11111 SANTA MONICA BOULEVARD, SUITE 270 LOS ANGELES, CALIFORNIA 90025
- --------------------------------------------------------------------------------


(Address Of Principal Executive Offices)                          (Zip Code)



                                 (310) 473-7005
- --------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



- --------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     Item 7 is hereby amended in its entirety to read as follows:


          (a) FINANCIAL STATEMENTS. Financial statements for Vanguard are set forth on Page F-1.


          (b) PRO FORMA FINANCIAL INFORMATION. Pro forma financial statements for the Registrant and subsidiaries for the twelve months ended June 30, 1995, and as at and for the nine months ended March 31, 1996, are attached at Page F-16, F-13, and F-19 respectively.

          (c) EXHIBITS. The following exhibits are filed as exhibits to this current report on Form 8-K, and none have been incorporated by reference to any other registration statement, report or other document (1).


               EXHIBIT NUMBER      DESCRIPTION
               --------------      ------------

               2.1 Stock Purchase Agreement, dated as of May 1, 1996, between the Company, Registrant, Vanguard Plastics Inc. and the 1989 Steil Family Trust.


               2.2 Amendment to Financing Agreement, dated as of February 10, 1995 among CIT, Texberry Container Corporation, Patrick Plastics, Inc. and the Company.


- ----------------
(1)  Exhibits were filed with the initial 8-K filing.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   RXI Holdings, Inc.




June ___, 1996                     By:
                                       ------------------------------------
                                       Leon Farahnik, President
                                       and Chief Executive Officer



                                   By:
                                       -------------------------------------
                                        Marvin Liebman,
                                        Chief Financial Officer

                                  [LETTERHEAD]


                          INDEPENDENT AUDITOR'S REPORT



Vanguard Plastics of California, Inc.
Sun Valley, California


I have audited the accompanying balance sheet of Vanguard Plastics of California, Inc. (a subsidiary of Vanguard Plastics, Inc. of Pennsylvania) as of December 31, 1995, and the related statements of income and retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, based on my audit, the financial statements referred to above present fairly, in all material respects, the financial position of Vanguard Plastics of California, Inc. ( a subsidiary of Vanguard Plastics, Inc. of Pennsylvania) as of December 31, 1995, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.



/s/ Gregory O. Smith - An Accounting Corporation

Mission Hills, California
February 28, 1996, except for
Note 10 as to which the
date is May 9, 1996

                      VANGUARD PLASTICS OF CALIFORNIA, INC.
            (A SUBSIDIARY OF VANGUARD PLASTICS, INC. OF PENNSYLVANIA)
                                  BALANCE SHEET
                                DECEMBER 31, 1995


                                     ASSETS

                                                                  1995
                                                                  ----
CURRENT ASSETS
   Cash                                                     $   16,419
   Accounts receivable, less allowance
   for possible losses of $16,518
     (Notes 3 and 4)                                         1,489,494
   Other accounts receivable                                   101,951
   Due from affiliated company                                  11,347
   Income taxes receivable                                      86,300
   Inventories (Notes 2,3,and 4)                             1,019,592
   Prepaid expenses                                             83,009
   Deferred income taxes (Note 7)                               44,805
                                                            ----------

     Total current assets                                    2,852,917
                                                            ----------

PROPERTY AND EQUIPMENT, at cost (Notes 3,4)
   Leasehold improvements                                      254,500
   Machinery, equipment and molds                            5,835,410
   Furniture and fixtures                                      189,394
   Automotive equipment                                          4,685
                                                            ----------
                                                             6,283,989
   Less: Accumulated depreciation and
     amortization                                            4,734,515
                                                            ----------

     Net property and equipment                              1,549,474
                                                            ----------

OTHER ASSETS
   Security deposits                                            66,137
   Other deposits                                              154,028
   Deferred income taxes (Note 7)                               10,079
                                                            ----------

     Total other assets                                        230,244
                                                            ----------

   Total assets                                             $4,632,635
                                                            ----------
                                                            ----------


               See accompanying summary of accounting policies and
                         notes to financial statements.

                      VANGUARD PLASTICS OF CALIFORNIA, INC.
            (A SUBSIDIARY OF VANGUARD PLASTICS, INC. OF PENNSYLVANIA)
                                  BALANCE SHEET
                                DECEMBER 31, 1995



                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                  1995
                                                                  ----
CURRENT LIABILITIES
   Revolving line of credit (Note 3)                           754,592
   Accounts payable                                            543,246
   Accrued expenses                                            283,516
   Payroll and sales taxes payable                               3,610
   Current maturities of long-term debt
     (Note 4)                                                  200,000
                                                            ----------

     Total current liabilities                               1,784,964


LONG-TERM DEBT, net of current maturities
   (Note 4)                                                    650,000
                                                            ----------

     Total liabilities                                       2,434,964
                                                            ----------

COMMITMENTS (Note 5)

STOCKHOLDERS' EQUITY
   Common Stock: $1 par value, 1,000,000 shares
     authorized, 500,000 shares issued and
     outstanding                                               500,000
   Retained earnings                                         1,697,671
                                                            ----------

     Total stockholders' equity                              2,197,671
                                                            ----------

     Total liabilities and stockholders'
       equity                                               $4,632,635
                                                            ----------
                                                            ----------


               See accompanying summary of accounting policies and
                         notes to financial statements.

                      VANGUARD PLASTICS OF CALIFORNIA, INC.
            (A SUBSIDIARY OF VANGUARD PLASTICS, INC. OF PENNSYLVANIA)
                    STATEMENT OF INCOME AND RETAINED EARNINGS
                      FOR THE YEAR ENDED DECEMBER 31, 1995


                                                                1995
                                                                ----
NET SALES                                                  $11,278,792

COST OF SALES                                                9,800,573
                                                           -----------

GROSS PROFIT                                                 1,478,219
                                                           -----------

OPERATING EXPENSES
   Selling                                                     493,126
   General and
   administrative                                              553,311
                                                           -----------
      Total                                                  1,046,437
                                                           -----------

INCOME FROM OPERATIONS                                         431,782

OTHER INCOME (EXPENSES):
   Interest expense, net
   of interest income of
   $550                                                       (170,989)
   Gain on sale of assets                                        7,619
                                                           -----------
                                                              (163,370)
                                                           -----------

INCOME BEFORE INCOME
TAXES                                                          268,412

INCOME TAXES:
   Current                                                      63,508
   Deferred                                                      7,869
                                                           -----------

      Total                                                     71,377
                                                           -----------

NET INCOME                                                     197,035

RETAINED EARNINGS - BEGINNING
   OF YEAR                                                   1,500,636
                                                           -----------

RETAINED EARNINGS - END OF
   YEAR                                                    $ 1,697,671
                                                           -----------
                                                           -----------


               See accompanying summary of accounting policies and
                         notes to financial statements.

                      VANGUARD PLASTICS OF CALIFORNIA, INC.
            (A SUBSIDIARY OF VANGUARD PLASTICS, INC. OF PENNSYLVANIA)
                             STATEMENT OF CASH FLOWS
                          YEAR ENDED DECEMBER 31, 1995

                                                                  1995
                                                                  ----
Cash flows from operating
  activities:

Net income                                                   $ 197,035
                                                             ---------
Adjustments to reconcile net
  income to net cash provided by
  operating activities:
      Depreciation and amortization                            563,293
      Gain on sale of fixed assets                              (7,619)
Change in assets and liabilities:
(Increase) decrease in:
  Accounts receivable                                          140,206
  Income taxes receivable                                      (86,300)
  Inventories                                                   (2,722)
  Prepaid expenses                                               9,362
  Deferred income taxes                                         18,795
  Other assets                                                  28,934
Decrease in:
  Accounts payable, accrued
  expenses and other taxes                                    (369,728)
  Income taxes payable                                        (119,546)
  Deferred income taxes                                           (847)
                                                             ---------
      Total adjustments                                        173,828
                                                             ---------
Net cash provided by operating
  activities                                                   370,863
                                                             ---------
Cash flows from investing
  activities:
    Purchases of equipment                                    (598,453)
    From sale of equipment                                       7,619
                                                             ---------
    Net cash used in investing
      activities                                              (590,834)
                                                             ---------
Cash flows from financing
  activities:
    Net borrowings
      under line of credit agreement                           108,218
    Proceeds from issuance of
      long-term borrowing                                    1,000,000
    Payments on debt                                          (880,000)
                                                             ---------
    Net cash provided by
      financing activities                                     228,218
                                                             ---------

Net increase in cash                                             8,247

Cash - beginning of year                                         8,172
                                                             ---------

Cash - end of year                                           $  16,419
                                                             ---------
                                                             ---------


               See accompanying summary of accounting policies and
                         notes to financial statements.

                      VANGUARD PLASTICS OF CALIFORNIA, INC.
            (A SUBSIDIARY OF VANGUARD PLASTICS, INC. OF PENNSYLVANIA)

                         SUMMARY OF ACCOUNTING POLICIES



ORGANIZATION

     Vanguard Plastics of California, Inc. was incorporated on April 7, 1981. The Company is a 51% owned subsidiary of Vanguard Plastics, Inc. of Pennsylvania.

STATEMENT OF CASH FLOWS

     For purposes of the statement of cash flows, the company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

INVENTORIES

     Inventories are valued at the lower of cost or market. Cost is determined by the first-in, first-out (FIFO) method.

PROPERTY, EQUIPMENT AND DEPRECIATION

     Property and equipment are stated at cost. Depreciation is computed over the estimated useful lives of the assets by the straight-line method for financial reporting and by accelerated and straight-line methods for income tax purposes. Machinery and equipment are depreciated from 7 to 10 years, molds from 3 to 5 years, furniture and fixtures from 5 to 7 years, automobiles for 5 years, and leasehold improvements from 4 to 10 years.


INCOME TAXES

     Deferred tax assets and deferred tax liabilities reflect the tax consequences in future years of differences between the income tax bases of assets and liabilities and the corresponding bases used for financial reporting purposes. The measurement of deferred tax assets is adjusted by a valuation reserve, if necessary, so that the net tax benefits are recognized only to the extent that they will more likely than not be realized.

USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

FAIR VALUE OF FINANCIAL INSTRUMENTS

     Cash, Accounts Receivable and Accounts Payable - The carrying amounts approximate fair value because of the short maturities of these instruments.

     Revolving Line of Credit - The carrying amount approximates fair value because the interest rate is based on variable reference rates.

     Long-Term Debt (excluding revolving line of credit) - The carrying amount of long-term debt approximates fair value.

CONCENTRATION OF CREDIT RISK

     Financial Instruments which subject the Company to credit risk consist primarily of accounts receivable. The Company performs ongoing credit evaluations of its customers and maintains an allowance for potential credit losses.

                      VANGUARD PLASTICS OF CALIFORNIA, INC.
            (A SUBSIDIARY OF VANGUARD PLASTICS, INC. OF PENNSYLVANIA)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1995

1.  BUSINESS:

     The Company manufactures and decorates plastic bottles and containers for use in the production of consumer and commercial products.

2.  INVENTORIES:

     Inventories are summarized as follows:

     December 31,                                 1995
     ------------                                 ----
     Finished goods                         $  799,471
     Raw Material and supplies                 220,122
                                            ----------
                                            $1,019,593
                                            ----------
                                            ----------


3.  REVOLVING LINE OF CREDIT:

     The Company has credit facilities with a bank in 1995 providing maximum borrowings of $2,600,000, including a revolving line of credit up to $1,250,000, an equipment revolver up to $350,000, and a term loan up to $1,000,000. The agreements contain certain covenants that restrict the payment of dividends, and require maintenance of minimum tangible net worth and net income after taxes levels.

     Outstanding borrowings under the Company's lines of credit amount to $754,592 at December 31, 1995. The facilities which require interest on outstanding borrowings at the bank's prime rate plus 1/2% (9% at December 31, 1995) are collateralized by accounts receivable, inventories and equipment. The maturity date of the loans is May 30, 1996. Any renewal or extension of the maturity date remains the sole discretion of the bank.

4.  LONG-TERM DEBT:

     Long-term debt consists of the following:

     December 31,                                 1995
     ------------                                 ----
     Note payable to bank                     $850,000
     Less: Current portion                     200,000
                                              --------

     Total Long-term debt                     $650,000
                                              --------
                                              --------

                      VANGUARD PLASTICS OF CALIFORNIA, INC.
            (A SUBSIDIARY OF VANGUARD PLASTICS, INC OF PENNSYLVANIA)
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1995


     The term loan is payable in monthly installments of $16,667, plus interest at 3/4% in excess of prime (9 1/4% at December 31, 1995), commencing May, 1995, for sixty months. The loan is collateralized by the accounts receivable, inventory, and equipment of the Company, and has an outstanding balance of $850,000 at December 31, 1995.

5.  COMMITMENTS:

     Leases

     The Company is obligated under certain lease agreements expiring at various dates during the next three years. The leases are operating leases. These leases generally provide that the Company pay for utilities, insurance, property taxes, and maintenance.

     Minimum non-cancellable lease obligations on leases for the next five years are as follows:

                    1996                           $345,306
                    1997                            210,915
                    1998                             17,738
                                                   --------
          Total minimum obligation                 $573,959
                                                   --------
                                                   --------


     Rental expenses for all operating leases are $386,639 in 1995.


6.  RELATED PARTY TRANSACTIONS:

     The Company had sales of $4,897 to Zuckerman-Honickman, Inc. and sales of $461,314 to Delta Industries International, Inc. ("Delta") for the year ended December 31, 1995. The Company and "Delta" are both related to Zuckerman-Honickman, Inc., which owns 60% of Vanguard Plastics, Inc. of Pennsylvania and 100% of "Delta".

                      VANGUARD PLASTICS OF CALIFORNIA, INC.
            (A SUBSIDIARY OF VANGUARD PLASTICS INC. OF PENNSYLVANIA)
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1995


     The Company receives certain management services from Vanguard Plastics, Inc. of Pennsylvania. Charges for these services were $115,565 in 1995.

     A shareholder owning a substantial portion of the outstanding stock of the Company controls another corporation that supplied materials to the Company at a total cost of $577,107 in 1995. As of December 31, 1995, the Company owed $33,800 to this Corporation.


7.  TAXES ON INCOME:

     Deferred tax assets - Current is recorded for temporary differences between the treatment of bad debts, accrued vacation pay, and contributions.

     Deferred tax assets - Noncurrent is comprised of available tax credit carryforwards generated under the Alternative Minimum Tax ("AMT") system and the California Manufacturers' Investment Credit. The AMT credits can be carried forward indefinitely and can be used to offset regular tax liabilities whenever such liabilities exceed AMT liabilities. The Manufacturers' Investment Credit, new in 1995, offsets regular state tax and can be carried forward for ten years. A deferred tax asset valuation allowance is not deemed necessary at December 31, 1995.

     Deferred tax liabilities - Noncurrent is due primarily to temporary differences arising from accelerated methods of depreciation for tax purposes.


                                                      1995
                                                      ----
     Deferred tax assets -
      Current
      Accrued vacation                             $16,321
      Bad Debts                                      6,607
      Inventory                                     21,877
                                                   -------
        Total current deferred tax assets          $44,805
                                                   -------
                                                   -------

                      VANGUARD PLASTICS OF CALIFORNIA, INC.
            (A SUBSIDIARY OF VANGUARD PLASTICS INC. OF PENNSYLVANIA)
                    NOTES TO FINANCIAL STATEMENT (CONTINUED)
                                DECEMBER 31, 1995




     Deferred tax assets -
      Noncurrent
      California Manufacturers' Investment Credit           $ 32,040
      Federal Alternative Minimum Tax Credits                 32,903
                                                            --------
                                                            $ 64,943

     Deferred tax liabilities -
      Noncurrent
      Depreciation                                           (54,864)
                                                            --------

        Total noncurrent deferred tax assets                $ 10,079
                                                            --------
                                                            --------


     The difference between the income taxes computed at the Federal statutory rate and the provision for income taxes is primarily the result of the benefit from the current utilization of some of the Company's alternative minimum tax credits, California Manufacturers' Investment credits, and state income taxes net of Federal benefit.


8.  SIGNIFICANT CUSTOMERS:

     The Company derived approximately 54% of its sales in 1995 from five major customers.


9.  SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:

     Year Ended December 31,                                   1995
     -----------------------                                   ----
     Cash paid for:
      Interest                                              $171,914
      Income taxes                                           269,154


10. SUBSEQUENT EVENT:

     On May 9, 1996, the stockholders of the Company signed an agreement to sell 100% of the outstanding shares of the Company to RXI Plastics, Inc.

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

     The following pro forma consolidated financial information of the Company presents the unaudited consolidated balance sheet as of March 31, 1996, and the unaudited consolidated statements of operations for the year ended June 30, 1995 and for the nine months ended March 31, 1996. The pro forma consolidated balance sheet gives effect to the acquisition of Vanguard Plastics of California, Inc. ("Vanguard") (as set forth in the Company's Form 8-K as filed with the Securities and Exchange Commission on May 24, 1996)(File Number 033-94420) and to the disposition of the distribution business of Texberry Container Corporation ("Texberry Distribution") as if both transactions had occurred on March 31, 1996. The pro forma consolidated statement of operations for the year ended June 30, 1995 gives effect to the acquisition of Vanguard, the acquisition of Continental Plastics, Inc. ("Continental") and the issuance of $60 million of 14% senior notes due 2002 (the "Issuance") (both as set forth in the Company's Registration Statement on Form S-4 as filed with the Securities and Exchange Commission on October 10, 1995)(File Number 033-94420) and to the disposition of Texberry Distribution, as if each of these transactions had occurred on July 1, 1994. The pro forma consolidated statement of operations for the nine months ended March 31, 1996 gives effect to the acquisition of Vanguard and the disposition of Texberry Distribution as if both transactions had occurred on July 1, 1995.

     The pro forma consolidated financial statements should be read in conjunction with the Company's Consolidated Financial Statements and "Management's Discussion and Analysis" appearing in the Company's Registration Statement on Form S-4, which are incorporated herein by this reference. The pro forma consolidated balance sheet and statements of operations do not purport to present what the Company's actual statement of financial condition or results of operations would have been had such transactions in fact occurred on such dates. The pro forma consolidated statements of operations also do not purport to project the results of operations of the Company for the current year or for any other period.

                       RXI HOLDINGS, INC. AND SUBSIDIARIES
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

                              As of March 31, 1996
                             (dollars in thousands)

                                                                                      Pro Forma           Pro Forma
                                                                        Vanguard     Adjustments         Adjustments
                                                        Company      Plastics, Inc.    for the             for the        Pro Forma
                                                       Historical      Historical    Acquisition         Disposition       Adjusted
                                                       ----------    --------------  -----------         -----------      ---------
   ASSETS
Current assets:
   Cash and cash equivalents                            $    254          $  288      $  (288)   (e)     $  1,624  (h)     $  1,878
   Accounts receivable                                    10,348           1,554         (222)   (f)       (2,831) (g)        8,849
   Inventories                                            12,359           1,098         (100)   (a)       (2,109) (g)       11,248
   Prepaid expenses and other current assets                 644              88                                                732
   Income tax refund receivable                              211              86                                                297
   Current deferred income taxes                             876              45                                                921
                                                        --------          ------      -------            --------          --------
      Total current assets                                24,692           3,159         (610)             (3,316)           23,925

Deferred payment from purchaser                                -               -                            2,250  (h)        2,250
Funds held in escrow                                                                                            -  (h)
Property, plant and equipment, net                        36,692           1,525       (1,292)   (a)           (6) (i)       36,919
Intangible assets, net                                    34,094               -                           (6,514) (i)       27,580
Other assets                                                 436             231          369    (a)                          1,036
                                                        --------          ------      -------            --------          --------
   TOTAL ASSETS                                         $ 95,914          $4,915      $(1,533)           $ (7,586)         $ 91,710
                                                        --------          ------      -------            --------          --------
                                                        --------          ------      -------            --------          --------

   LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities:
   Current portion of long-term obligations             $    175          $  200      $  (200)   (c)                      $    175
   Accounts payable                                        7,956             894         (222)   (f)       (2,900) (g)       5,728
   Accrued liabilities-other                               3,702             139          200    (a)         (490) (g)       3,551
   Accrued interest                                        1,473               -                                             1,473
   Revolving line of credit                               12,348             683         (188) (c)(e)      (4,000) (j)       8,843
                                                        --------          ------      -------            --------         --------
      Total current liabilities                           25,654           1,916         (410)             (7,390)          19,770
                                                        --------          ------      -------            --------         --------

Long-term obligations, less current maturities            64,788             600        1,276  (c)(d)                       66,664
                                                        --------          ------      -------            --------         --------

Deferred income taxes                                      2,699                                              (50) (k)       2,649
                                                        --------                            -            --------         --------

Redeemable stock                                             803                                                               803
                                                        --------                                                          --------

Shareholders' Equity:
   Series A preferred stock                                    9               -                                                 9
   Series B preferred stock                                    5               -                                                 5
   Common stock                                                3             500         (500)   (b)                             3
   Warrants                                                1,608               -                                             1,608
   Additional paid-in capital                             13,296               -                                            13,296
   Retained earnings (deficit)                           (12,951)          1,899       (1,899)   (b)         (146) (k)     (13,097)
                                                        --------          ------      -------            --------         --------
      Total shareholders' equity                           1,970           2,399       (2,399)               (146)           1,824
                                                        --------          ------      -------            --------         --------

                                                        --------          ------      -------            --------         --------
   TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY           $ 95,914          $4,915      $(1,533)           $ (7,586)        $ 91,710
                                                        --------          ------      -------            --------         --------
                                                        --------          ------      -------            --------         --------


   See accompanying notes to unaudited pro forma consolidated balance sheet.

             NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                             (DOLLARS IN THOUSANDS)

NOTES TO PRO FORMA ADJUSTMENTS FOR THE ACQUISITION

(a) The Vanguard acquisition has been accounted for as a purchase. The total purchase cost will be allocated to Vanguard's assets and liabilities based on their relative fair values as of the closing date of the acquisition, based on valuations and other studies which are not yet complete. The excess of the fair value of the net assets acquired over the purchase cost may result in negative goodwill which will be allocated to property, plant and equipment.

     The purchase cost and preliminary allocation of the excess of the net book value of the assets acquired over their purchase cost is as follows:

     Purchase of Vanguard's outstanding common equity. . . . . . . . .         $1,176
     Fees and expenses . . . . . . . . . . . . . . . . . . . . . . . .            200
                                                                               ------
          Total purchase cost  . . . . . . . . . . . . . . . . . . . .          1,376
                                                                               ------

     Net book value of net assets acquired . . . . . . . . . . . . . .          2,399
                                                                               ------
     Excess of net book value over total purchase cost . . . . . . . .         $1,023
                                                                               ------
                                                                               ------

     Preliminary adjustments to bring historical book values to fair value and allocate negative goodwill:
          Inventories. . . . . . . . . . . . . . . . . . . . . . . . .         $  100
          Property, plant & equipment  . . . . . . . . . . . . . . . .          1,292
          Deferred income taxes. . . . . . . . . . . . . . . . . . . .           (369)
                                                                               ------
     Total . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $1,023
                                                                               ------
                                                                               ------

(b)  Reflects purchase of existing stockholders' equity.

(c)  Reflects payment of existing indebtedness as follows:

          Revolving line of credit . . . . . . . . . . . . . . . . . .         $  683
          Current portion of long-term obligations . . . . . . . . . .            200
          Long-term obligations  . . . . . . . . . . . . . . . . . . .            600
                                                                               ------
               Total . . . . . . . . . . . . . . . . . . . . . . . . .         $1,483
                                                                               ------
                                                                               ------

(d) Reflects the issuance of indebtedness in connection with the acquisition as follows:

          Seller note  . . . . . . . . . . . . . . . . . . . . . . . .         $  576
          Secured term debt  . . . . . . . . . . . . . . . . . . . . .          1,300
                                                                               ------
               Total . . . . . . . . . . . . . . . . . . . . . . . . .         $1,876
                                                                               ------
                                                                               ------

(e) Reflects the application of cash and initial draw on the new revolving line of credit facility to fund the balance of the acquisition in the amounts of $288 and $495, respectively.

(f) Reflects the elimination of accounts receivable and accounts payable related to sales by Vanguard to the Company.

NOTES TO PRO FORMA ADJUSTMENTS FOR THE DISPOSITION

(g) Reflects the sale of accounts receivable and inventories totalling $2,831 and $2,109, respectively, and the assumption by the purchaser of accounts payable and accrued expenses of $2,900 and $490, respectively.

(h) The total net proceeds from the disposition were $6,502 including $2,628 deposited to an escrow account to be held by a designated trustee and remitted to the Company at the end of a one year escrow period. The amount remitted to the Company may be subject to adjustment based on the performance of the Texberry Distribution business during the twelve months ending May 31, 1997. The Company will not recognize any of the proceeds held in escrow until such funds are paid to the Company. The remaining proceeds from the disposition are as follows:

          Deferred payment from purchaser . . . . . . . . . .        $2,250
          Cash received at close . . . . . . . . . . . . . .          1,624
                                                                     ------
               Total . . . . . . . . . . . . . . . . . . . .         $3,874
                                                                     ------
                                                                     ------

(i) Reflects the disposition of $6 of fixed assets and $6,514 of goodwill related to the business sold.

(j) Reflects the assumption by the purchaser of $4,000 of revolving line of credit liability.

(k)  Reflects the loss realized from the disposition as follows:

     Assets sold:
          Accounts receivable  . . . . . . . . . . . . . . .        $ 2,831
          Inventories  . . . . . . . . . . . . . . . . . . .          2,109
          Fixed assets . . . . . . . . . . . . . . . . . . .              6
          Goodwill . . . . . . . . . . . . . . . . . . . . .          6,514
                                                                    -------
               Total assets sold . . . . . . . . . . . . . .         11,460
                                                                    -------
     Liabilities assumed:
          Accounts payable . . . . . . . . . . . . . . . . .          2,900
          Accrued liabilties . . . . . . . . . . . . . . . .            490
          Revolving line of credit obligation  . . . . . . .          4,000
                                                                    -------
               Total liabilities assumed . . . . . . . . . .          7,390
                                                                    -------
     Net assets sold . . . . . . . . . . . . . . . . . . . .          4,070
     Proceeds received . . . . . . . . . . . . . . . . . . .          3,874
                                                                    -------
     Loss on disposition before income taxes . . . . . . . .           (196)
     Benefit for income taxes on loss from disposition . . .             50
                                                                    -------
     Net loss on sale  . . . . . . . . . . . . . . . . . . .        $  (146)
                                                                    -------
                                                                    -------

                       RXI HOLDINGS, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                            Year Ended June 30, 1995
                             (dollars in thousands)

                                                                       Continental
                                                                      Plastics, Inc.    Pro Forma
                                                                         Historical    Adjustments      Pro Forma
                                                       Vanguard       (period July 1,    for the       Adjustments
                                          Company    Plastics, Inc.   1994 to February Issuance and      for the        Pro Forma
                                         Historical   Historical(a)    10, 1995)(b)    Acquisitions    Disposition     Adjusted(c)
                                         ----------  --------------  ----------------  ------------    -----------    ------------
Net sales                                 $86,779       $11,584           $9,038       $(1,045)   (d)   $(32,104) (i)   $74,252
Cost of sales                              66,756         9,931            5,679        (1,103) (d)(e)   (25,573) (i)    55,690
                                          -------       -------           ------       -------          --------        -------
Gross profit                               20,023         1,653            3,359            58            (6,531)        18,562
Operating expenses                         19,338         1,098            2,009           386    (e)     (4,133) (j)    18,698
                                          -------       -------           ------       -------          --------        -------
Income from operations                        685           555            1,350          (328)           (2,398)          (136)
                                          -------       -------           ------       -------          --------        -------
Other expense (income):
   Interest                                 7,284           195              832         2,231    (f)       (787) (k)     9,755
   Other                                     (102)            -               20                                            (82)
                                          -------       -------           ------       -------          --------        -------
      Total                                 7,182           195              852         2,231              (787)         9,673
                                          -------       -------           ------       -------          --------        -------
Income (loss) before income taxes          (6,497)          360              498        (2,559)           (1,611)        (9,809)
Provision (benefit) for income taxes       (1,877)           87              296        (1,024)   (g)       (644) (g)    (3,162)
                                          -------       -------           ------       -------          --------        -------
Income (loss) before minority interest     (4,620)          273              202        (1,535)             (967)        (6,647)
Minority interest in income of
 subsidiary                                   (10)            -                -            10    (h)          -              -
                                          -------       -------           ------       -------          --------        -------
Net income (loss)                         $(4,630)      $   273           $  202       $(1,525)         $   (967)       $(6,647)
                                          -------       -------           ------       -------          --------        -------
                                          -------       -------           ------       -------          --------        -------

                See accompanying notes to unaudited pro forma
                    consolidated statement of operations.

       NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1995

(a) Vanguard Historical amounts reflect the operations of Vanguard from July 1, 1994 to June 30, 1995.

(b) Continental Historical amounts reflect the operations of Continental from July 1, 1994 to February 10, 1995 (its date of acquisition).

(c) Pro forma amounts reflect the Company's operating results as if the Issuance, the acquisitions and the disposition had all occurred on July 1, 1994.

        NOTES TO PRO FORMA ADJUSTMENTS FOR THE ACQUISITIONS AND ISSUANCE

(d) Reflects adjustment for sales and cost of sales by Vanguard to the Company totalling $1,045.

(e) Reflects adjustments to Continental's and Vanguard's cost of sales, selling, general and administrative expenses for the following:


                                                                                     Selling, General
                                                                   Cost of Sales    and Administrative
                                                                   -------------    ------------------
     Pro forma amortization of Continental goodwill
     over a useful life of 15 years  . . . . . . . . . . . .          $ ---               $ 447
     Less historical amortization  . . . . . . . . . . . . .            ---                 (61)
     Additional depreciation expense related to the
     increase in the book value of Continental's
     property and equipment as a result of purchase
     accounting adjustments  . . . . . . . . . . . . . . . .            187                 ---
     Reduction in depreciation expense related
     to the adjustment to Vanguard's property and
     equipment as a result of purchase
     accounting adjustments. . . . . . . . . . . . . . . . .           (245)                ---
                                                                      -----               -----
                                                                      $ (58)              $ 386
                                                                      -----               -----
                                                                      -----               -----

(f) Reflects adjustment to interest expense for the Issuance and acquisitions as follows:

     Interest on $60,000,000 face amount of Senior
     Notes at 14%  . . . . . . . . . . . . . . . . . . . . . . . . . . . .         $ 8,400
     Amortization of original issue discount on Senior Notes . . . . . . .             106
     Interest on average balance of new line of credit of
     $10,500,000 at 9% . . . . . . . . . . . . . . . . . . . . . . . . . .             945
     Interest on $4,500,000 Seller Note at 8%  . . . . . . . . . . . . . .             360
     Amortization of deferred financing costs relating to the Issuance . .             521
     Interest on $1,300,000 term note issued in connection with the
     purchase of Vanguard at 10.5%.  . . . . . . . . . . . . . . . . . . .             126
     Interest on $576,000 Vanguard Seller Note at 10%  . . . . . . . . . .              54
                                                                                   -------
     Pro forma interest expense for the Issuance and the Acquisitions  . .          10,512
     Less Company historical interest expense (net of $21 of interest
     relating to other term obligations) . . . . . . . . . . . . . . . . .           7,263
     Less Continental historical interest  . . . . . . . . . . . . . . . .             822
     Less Vanguard historical interest . . . . . . . . . . . . . . . . . .             196
                                                                                   -------
     Net adjustment  . . . . . . . . . . . . . . . . . . . . . . . . . . .         $ 2,231
                                                                                   -------
                                                                                   -------

(g) The benefit for income taxes is computed by applying the combined statutory rate of 40%.

(h) Reflects the elimination of minority interest which was reacquired in October 1994.

               NOTES TO PRO FORMA ADJUSTMENTS FOR THE DISPOSITION

(i) Reflects adjustment for historical sales and cost of sales to distribution customers which were sold to the Purchaser as part of the disposition.

(j) Reflects adjustments to the Company's selling, general and administrative expenses for the following:

                                                                 Selling, General
                                                                and Administrative
                                                                ------------------

     Elimination of amortization expense related to the
     goodwill of Texberry Distribution . . . . . . . . . . .        $   293
     Eliminate expenses related to branch
     operations sold . . . . . . . . . . . . . . . . . . . .          2,114
     Eliminate personnel expenses related to
     reductions in staffing as a result of the
     disposition . . . . . . . . . . . . . . . . . . . . . .          1,726
                                                                    -------
                                                                    $ 4,133
                                                                    -------
                                                                    -------


(k) Reflects adjustments to interest income/expense as a result of the Disposition as follows:

     Interest income on the $2,250,000 deferred payment
     from purchaser at 10% . . . . . . . . . . . . . . . . .          $ 225
     Reduction in interest expense arising from the
     application of proceeds from the Disposition
     to reduce the Company's short-term debt . . . . . . . .            162
     Reduction in interest expense arising from the
     assumption of debt by the purchaser . . . . . . . . . .            400
                                                                      -----
     Total adjustment  . . . . . . . . . . . . . . . . . . .          $ 787
                                                                      -----
                                                                      -----

                       RXI HOLDINGS, INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                        Nine Months Ended March 31, 1996
                             (dollars in thousands)

                                                                                        Pro Forma          Pro Forma
                                                                       Vanguard        Adjustments        Adjustments
                                                        Company      Plastics, Inc.      for the            for the       Pro Forma
                                                       Historical    Historical (a)    Acquisition        Disposition    Adjusted(b)
                                                       ----------    --------------    -----------        -----------    -----------
Net sales                                                $70,164         $8,086        $  (942)    (c)    $(22,327)  (f)    $54,981
Cost of sales                                             55,029          6,959         (1,126)  (c)(d)    (17,878)  (f)     42,984
                                                         -------         ------        -------            --------          -------
Gross profit                                              15,135          1,127            184              (4,449)          11,997
Operating expenses                                        13,245            715                             (3,101)  (g)     10,859
                                                         -------         ------        -------            --------          -------
Income from operations                                     1,890            412            184              (1,348)           1,138
                                                         -------         ------        -------            --------          -------
Other expense (income):
   Interest                                                7,962            117             29     (e)        (591)  (h)      7,517
   Other                                                      78              -                                                  78
                                                         -------         ------        -------            --------          -------
      Total                                                8,040            117             29                (591)           7,595
                                                         -------         ------        -------            --------          -------
Income (loss) before income taxes                         (6,150)           295            155                (757)          (6,457)
Provision (benefit) for income taxes                      (1,547)                           62    (i)         (303)  (i)     (1,788)
                                                         -------         ------        -------            --------          -------
Net income (loss)                                        $(4,603)        $  295        $    93            $   (454)         $(4,669)
                                                         -------         ------        -------            --------          -------
                                                         -------         ------        -------            --------          -------
OTHER DATA:


                See accompanying notes to unaudited pro forma
                    consolidated statement of operations.

       NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                    FOR THE NINE MONTHS ENDED MARCH 31, 1996

(a) Vanguard Historical amounts reflect the operations of Vanguard from July 1, 1995 to March 31, 1996.

(b) Pro forma amounts reflect the Company's operating results as if the acquisition of Vanguard and the Disposition occurred on July 1, 1995.

(c) Reflects adjustment to sales and cost of sales of $942 to eliminate the impact of sales from Vanguard to the Company.

(d) Reflects the reduction in depreciation expense totalling $184 related to the adjustment to Vanguard's property and equipment as a result of purchase accounting adjustments.

(e) Reflects adjustment to interest expense for the Vanguard acquisition as follows:

     Interest on average balance of new line of credit of
     $500,000 at 9%  . . . . . . . . . . . . . . . . . . . . . . . . .           $ 37
     Interest on $1,300,000 term note issued in connection with the
     purchase of Vanguard at 10.5%.  . . . . . . . . . . . . . . . . .             75
     Interest on $576,000 Vanguard Seller Note at 10%  . . . . . . . .             34
                                                                                 ----
     Pro forma interest expense for the Vanguard acquisition . . . . .            146
     Less Vanguard historical interest . . . . . . . . . . . . . . . .            117
                                                                                 ----
     Net adjustment  . . . . . . . . . . . . . . . . . . . . . . . . .           $ 29
                                                                                 ----
                                                                                 ----

(f) Reflects adjustment for historical sales and cost of sales to distribution customers which were sold to the Purchaser as part of the disposition.

(g) Reflects adjustments to the Company's selling, general and administrative expenses for the following:

                                                                Selling, General
                                                               and Administrative
                                                               ------------------
     Elimination of amortization expense related to the
     goodwill of Texberry Distribution . . . . . . . . . . .        $   220
     Eliminate expenses related to branch
     operations sold . . . . . . . . . . . . . . . . . . . .          1,586
     Eliminate personnel expenses related to
     reductions in staffing as a result of the
     disposition . . . . . . . . . . . . . . . . . . . . . .          1,295
                                                                    -------
                                                                    $ 3,101
                                                                    -------
                                                                    -------

(h) Reflects adjustments to interest income/expense as a result of the Disposition as follows:

     Interest income on the $2,250,000 note receivable
     from purchaser at 10% . . . . . . . . . . . . . . . . .          $ 169
     Reduction in interest expense arising from the
     application of proceeds from the Disposition to
     to reduce the Company's short-term debt . . . . . . . .            122
     Reduction in interest expense arising from the
     assumption of debt by the purchaser . . . . . . . . . .            300
                                                                      -----
     Total adjustment  . . . . . . . . . . . . . . . . . . .          $ 591
                                                                      -----
                                                                      -----

(i) The provision (benefit) for income taxes is computed by applying the combined statutory rate of 40%.